Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

Note 24 - Subsequent events:

A.	Acquisitions:

On January 19, 2022, the Company engaged in an agreement to purchase 51% of “Orni” pharmacy located in Tel Aviv.

On February 5, 2022, the Company engaged in an agreement to purchase 100% of “Maayan Haim” pharmacy located in Ashdod.

Both acquisitions were for immaterial consideration which was recorded as provisional.

B.	on February 16, 2022, the Company engaged in an agreement with Cann Pharmaceutical Ltd. (“Better”), a Israeli medical cannabis multi-national operator known as “Better” to acquire 100% of Better’s shares, which includes “Better’s” unique strains, cultivation site, intellectual property, and commercial operations in Israel as well it’s international activities. Purchase price of USD 35 million: paid with InterCure shares at the valuation of USD 10 per share. It is expected that the acquisition will close by the beginning of the third quarter of 2022, following the satisfaction of standard closing conditions as well as the approvals of the IMCA, TSX, and Tel Aviv’s district court, which has to approve certain agreements between Cann Pharmaceuticals with its shareholders and creditors, before the final closing.

C.	On March 1, 2022, signed a definitive agreement (the “Agreement”) with Altman Health LP (“Altman Health”), the market leader of OTC and nutritional supplements in over 1,700 points of sale, including all major pharmacies across Israel. The newly formed company will focus on the new Israeli CBD product market, following the Israeli Minister of Health’s announcement On February 28, 2022, that CBD will be removed from the Dangerous Drugs Act.